UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 29, 2024
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos,	CA	94070
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

2024-2 Securitization

On August 29, 2024, Oportun Financial Corporation (the “Company”) issued a press release announcing the issuance of $223.25 million asset-backed notes (the “Notes”) by Oportun Issuance Trust 2024-2 (the “Issuer”) and secured by a pool of its unsecured and secured personal installment loans (the “2024-2 Securitization”). The 2024-2 Securitization included four classes of fixed rate notes. The Notes were offered and sold in a private placement in reliance on Rule 144A under the U.S. Securities Act of 1933, as amended, and were priced with a weighted average yield of 8.22% per annum and a weighted average coupon of 8.07% per annum.

The Notes were issued pursuant to the Indenture dated as of August 29, 2024 (the “2024-2 Indenture”) entered into between the Issuer and Wilmington Trust, National Association, as indenture trustee, as securities intermediary and as depositary bank.

A copy of the press release is attached hereto as Exhibit 99.1.

The foregoing description of the 2024-2 Securitization does not purport to be complete and is qualified in its entirety by reference to the text of the 2024-2 Indenture, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q.

Personal Loan Warehouse Amendment

On August 29, 2024, Oportun PLW Trust, a subsidiary of the Company, Wilmington Trust, National Association as collateral agent, administrative agent, paying agent, securities intermediary and depositary bank and certain lenders from time to time party thereto (the “Lenders”), entered into the Seventh Amendment to the Loan and Security Agreement (the “PLW Amendment”), and other related documents (together with the PLW Amendment, the “Amendment”) to amend certain provisions of the Company’s personal loan warehouse facility (the “PLW Facility”).

The PLW Amendment modifies certain terms of the Loan and Security Agreement to reduce the number of Lenders thereunder and to extend the PLW Facility Termination Date until October 8, 2024, during which time no draws will be available, and no unused fees will accrue.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the PLW Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
99.1	Press Release dated August 29, 2024
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	September 3, 2024	By:	/s/ Jonathan Coblentz
Jonathan Coblentz
Chief Financial Officer and Chief Administrative Officer
(Principal Financial Officer)